UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

July 29, 2024
Date of Report (date of earliest event reported)
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
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ITEM 2.05. COST ASSOCIATED WITH EXIT OR DISPOSAL COSTS.
On July 31, 2024, Ingevity Corporation (“Ingevity” or the “Company”) announced additional steps to advance the Company’s strategic repositioning of its Performance Chemicals segment for sustained improved profitability. The Company plans to transition the refining of oleo-based products manufactured for the Company’s Performance Chemicals segment from its Crossett, Arkansas manufacturing plant (the “Crossett Plant”) to its North Charleston, South Carolina manufacturing plant. In connection with this action, on July 29, 2024, the Board of Directors approved the closure of the Crossett Plant, as well as additional corporate and business cost reduction actions. Ingevity plans to close its Crossett Plant in August 2024 and will continue to evaluate options for the site. These actions represent necessary steps in the Company’s previously announced repositioning of the Performance Chemicals segment to improve business performance.

The Company expects to realize net operational savings of approximately $20 million to $25 million per year from the closure of the Crossett Plant, as well as annual savings of approximately $10 million from the corporate and business-related cost reduction actions. The Company expects to realize the full benefit of these savings beginning in 2025. As a result of these actions, Ingevity expects to incur aggregate charges of approximately $100 million, consisting of approximately $65 million in asset-related charges, approximately $10 million in severance and other employee-related costs and approximately $25 million in other restructuring costs, which include decommissioning, dismantling and removal charges and contract termination costs. The Company expects approximately $65 million of the total charges to be non-cash. The majority of non-cash charges and 50-60 percent of cash charges are expected to be recognized by the first half of 2025.

The charges the Company currently expects to incur in connection with these actions, and the timing thereof, are subject to a number of assumptions and risks, and actual results may differ materially. The Company may also incur other material charges not currently contemplated due to events that may occur as a result of, or in connection with, these actions.

ITEM 7.01. REGULATION FD DISCLOSURE.
On July 31, 2024, Ingevity issued a press release related to the planned closure of the Crossett Plant. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward‑looking statements” within the meaning of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements generally include the words “will,” “plans,” “intends,” “targets,” “expects,” “outlook,” “guidance,” “believes,” “anticipates” or similar expressions. Forward‑looking statements may include, without limitation, anticipated timing, charges and costs of any current or future repositioning of our Performance Chemicals segment, including the oleo-based product refining transition, Crossett, Arkansas plant closure, and the previously announced closure of our DeRidder, Louisiana plant; the potential benefits of any acquisition or investment transaction, expected financial positions, guidance, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost‑reduction initiatives, plans and objectives; litigation-related strategies and outcomes; and markets for securities. Actual results could differ materially from the views expressed. Factors that could cause actual results to materially differ from those contained in the forward‑looking statements, or that could cause other forward‑looking statements to prove incorrect, include, without limitation, charges, costs or actions, including adverse legal or regulatory actions, resulting from, or in connection with, the current or future repositioning of our Performance Chemicals segment, including the oleo-based product refining transition, Crossett, Arkansas plant closure, and the previously announced closure of our DeRidder, Louisiana plant; losses due to resale of crude tall oil at less than we paid for it; adverse effects from general global economic, geopolitical and financial conditions beyond our control, including inflation and the Russia‑Ukraine war and Israel‑Gaza war; risks related to our international sales and operations; adverse conditions in the automotive market; competition from substitute products, new technologies and new or emerging competitors; worldwide air quality standards; a decrease in government infrastructure spending; adverse conditions in cyclical end markets; the limited supply of or lack of access to sufficient raw materials, or any material increase in the cost to acquire such raw materials; issues with or integration of future acquisitions and other investments; the provision of services by third parties at several facilities; supply chain disruptions; natural disasters and extreme weather events; or other unanticipated problems such as labor difficulties (including work stoppages), equipment failure or unscheduled maintenance and repair; attracting and retaining key personnel; dependence on certain large customers; legal actions associated with our intellectual property rights; protection of our intellectual property and other proprietary information; information technology security breaches and other disruptions; complications with designing or implementing our new enterprise resource planning system; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies, tariffs and the chemicals industry; losses due to lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes; and the other factors detailed from time to time in the reports we file with the Securities and Exchange Commission (the “SEC”), including those described in Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10‑K as well as in our other filings with the SEC. These forward‑looking statements speak only to management’s beliefs as of the date of this Current Report on Form 8-K. Ingevity assumes no obligation to provide any revisions to, or update, any projections and forward‑looking statements contained in this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated July 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The exhibits and schedules to such agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ MARY DEAN HALL
Mary Dean Hall
Executive Vice President and Chief Financial Officer
Date: July 31, 2024